Dear Shareholders:
--------------------------------------------------------------------------------

    It was another difficult year for emerging market funds. The Lexington Worldwide Emerging Markets Fund declined 5.9%* during 1995. The unmanaged Morgan Stanley Capital International Emerging Markets Index fell an even greater 10.8%. The average emerging markets fund fell 4.5% during 1995 according to Lipper Analytical Services Inc. Returns remained in negative territory for the fourth quarter as the unmanaged Morgan Stanley Capital International Emerging Markets Index fell 2.4%. The Lexington Worldwide Emerging Markets Fund declined 3.0%* while the average emerging market fund suffered declines of 3.3% during the fourth quarter.

    There were only a few bright spots in the emerging market arena in 1995. Israeli stocks rose an average 21.8% as falling interest rates and further signs of peace propelled equities. South African equities also saw strong returns, appreciating 17.3%, while Greek equities posted gains of 10.2%. The best strategy for 1995 would have been to hold large cash positions with heavy investments in the few smaller yet strong performing markets. The major regions in which most emerging market funds invest declined sharply. The unmanaged Morgan Stanley Far East Index fell 10.5% during 1995, while the unmanaged Morgan Stanley Latin America Index declined 15.8% for the year. The Lexington Worldwide Emerging Markets Fund did relatively well due to a large holding of Israeli stocks and high cash levels at the beginning of the year.

    Emerging markets performed poorly for several reasons in 1995. Latin American markets were more severely damaged due to the collapse of the Mexican peso at the end of 1994. Mexico fell into a severe recession as GDP fell by almost 10%. Capital fled the Latin American region, resulting in a sharp economic contraction in Mexico as well as in Argentina and Brazil. The economic contraction not only damaged corporate profits but also led to a crisis in the Mexican and Argentine banking systems. Far Eastern markets suffered from the typical cyclical effects of economic overheating. Central banks responded to rising current account deficits, which became more difficult to fund as foreign capital inflows diminished, by raising interest rates. As usual, rising interest rates had a negative impact on equity prices. Finally, with returns so strong in the U.S. market, investors stayed at home in 1995 instead of searching abroad for higher returns.

    The outlook for 1996 is exciting. Given two years of consolidation after a spectacular 1993, valuation levels are far more attractive today than they have been for some time. Signs of economic slowing in Asia should begin to appear, improving the interest rate outlook and propelling stocks higher. Mexico and Latin America face a difficult recovery but there are also many opportunities. Mexico is rebuilding its economy on a sounder footing. Exports are now 30% of Mexican GDP and growing rapidly and the Mexican current account deficit has moved into surplus.

    We see tremendous opportunities in Eastern Europe, especially Poland. Western European countries, due to high labor costs, are increasingly moving production capacity to low wage countries with Poland becoming a favorite target. This is in many ways similar to Japanese investment earmarked for Asia in the '80s and '90s. Israel also continues to offer attractive investments due to its highly skilled and cheap labor force, and better macroeconomic management from the government and the Bank of Israel.

    The Lexington Worldwide Emerging Markets Fund has redeployed most of its high cash position back into equities due to our positive stance on emerging markets. The largest weighting remains in Asia as these dynamic, fast growing economies offer the prospect of strong long-term earnings growth. Latin America now constitutes about one quarter of the Fund's assets as we expect confidence to return to the region. If capital flows increase into Latin America those economies will reap the benefits of falling interest rates and healthier currencies. Also, due to the sharp contraction in the Latin American markets, several outstanding companies have become very cheap and should provide excellent returns over the long-term from these depressed levels. We believe the Fund's 10% weighting in Eastern Europe and Russia will differentiate the Lexington Worldwide Emerging Markets Fund from other emerging markets funds in 1996. It is in this region where we believe the best value exists. This is still a relatively undiscovered area in the emerging markets community. The Polish economy is growing at a rate of 6%, inflation although high at 24%, continues to decline, and there are several rapidly growing companies with world class strategic partners trading at low single digit price to earnings ratios.

    Investing in emerging markets is certainly not without risks. Besides those risks usually associated with emerging markets investments, we will be watching out for signs of rising inflation and economic pick-up in the developed world. Such a scenario would put pressure on interest rates and thus have a negative effect on the emerging markets. We believe that U.S. investors will begin to look abroad again in 1996. U.S. returns are likely to be much more pedestrian in 1996 than they were in 1995. Barings Securities estimates $50 billion will flow into emerging markets in 1996 which would be triple the 1995 level.

    We would like to take this opportunity to thank our shareholders for their support and we look forward to rewarding them in the long-term with the investment opportunities provided by emerging markets.

                            Sincerely,

      Richard T. Saler                Robert M.DeMichele
      Portfolio Manager               President
      January, 1996                   January, 1996
_____________________________________________________________________________
                                    GRAPH
    Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
            Lexington Worldwide Emerging Markets Fund, Inc., and
      the unmanaged Morgan Stanley Capital International (EAFE) Index
_____________________________________________________________________________

*-5.93%, 11.29% and 9.59% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1995. Prior to June 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995

Number of                                                              Value
 Shares                       Security                                (Note 1)
--------------------------------------------------------------------------------

                COMMON STOCKS: 95.4%
                BRAZIL: 7.4%
   10,690,000   Cia Tecidos Norte De Mina (Preferred shares) ......$  3,575,435
  475,606,000   Cia Acos Especiais Itabir (Preferred shares) ......   2,765,436
      108,400   Compania Vale Do Rio Doce (ADR) ...................   4,444,400
   63,134,000   Telecomunicacoes Brasileiras S.A. .................   3,040,724
   17,030,000   Telecomunicacoes de Sao Paulo S.A. ................   2,506,216
4,033,017,000   Usinas Siderurgicas de Minas Gerais S.A. ..........   3,278,875
                                                                   ------------
                                                                     19,611,086
                                                                   ------------
                CHILE: 4.9%
      159,100   Banco O'Higgins (ADR) .............................   3,659,300
      199,300   Banco Osorno y La Union (ADR) .....................   2,765,288
      112,400   Chile Fund, Inc. ..................................   2,922,400
      136,800   Madeco, S.A. (ADR) ................................   3,693,600
                                                                   ------------
                                                                     13,040,588
                                                                   ------------
                GREECE: 4.0%
      147,400   AEGEK .............................................   1,266,995
      161,910   Delta Dairy S.A. (Preferred shares) ...............   2,387,751
      205,900   Michaniki S.A. ....................................   2,646,084
      100,200   Titan Cement Company ..............................   4,200,860
                                                                   ------------
                                                                     10,501,690
                                                                   ------------
                HONG KONG: 2.6%
      827,000   Dao Heng Bank Group, Ltd. .........................   2,973,435
      262,000   HSBC Holdings Plc .................................   3,964,563
                                                                   ------------
                                                                      6,937,998
                                                                   ------------
                HUNGARY: 1.2%
       82,520   Pick Szeged .......................................   3,141,771
                                                                   ------------
                INDIA: 3.3%
       82,100   Bajaj Auto, Ltd.2 .................................   2,144,452
       68,500   Hindalco Industries, Ltd.2 ........................   2,329,000
      497,400   The India Fund, Inc. ..............................   4,414,425
                                                                   ------------
                                                                      8,887,877
                                                                   ------------

                INDONESIA: 6.3%
      371,500   PT Hanjaya Mandala Sampoerna ......................   3,871,147
    1,645,000   PT Hero Supermarket ...............................   3,529,116
      380,000   PT Modern Photo Film Company ......................   2,204,466
    1,166,000   PT Semen Cibinong .................................   2,909,895
      928,000   PT Semen Gresik ...................................  2,600 ,350
    2,888,000   PT Sinar Mas Agro Resources Agricultural
                   Production and Technology Corporation ..........   1,612,172
                                                                   ------------
                                                                     16,727,146
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

Number of                                                              Value
 Shares                       Security                                (Note 1)
--------------------------------------------------------------------------------

                ISRAEL: 6.5%
          790   Africa-Israel Investments, Ltd.2 ..................$    952,591
    1,524,267   Bank Hapoalim, Ltd. ...............................   2,516,078
       11,870   First International Bank of Israel ................   1,388,246
      335,000   First Israel Fund, Inc. ...........................   3,894,375
       29,010   Koor Industries, Ltd. .............................   2,880,302
      366,336   Osem Investments, Ltd. ............................   2,190,708
       51,000   Teva Pharmaceutical Industries, Ltd. (ADR) ........   2,361,938
      394,000   The Israel Land Development Company ...............   1,139,776
                                                                   ------------
                                                                     17,324,014
                                                                   ------------
                MALAYSIA: 7.8%
      234,000   Arab Malaysian Merchant Bank Holdings Bhd .........   2,673,232
      980,000   Berjaya Singer Bhd ................................   1,219,933
      949,000   Cement Industries of Malaysia Bhd .................   3,074,857
      211,000   Genting Bhd .......................................   1,762,143
      735,000   IOI Properties Bhd ................................   1,838,586
      336,000   Malayan Banking Bhd ...............................   2,832,539
    1,100,000   New Straits Times Press Bhd .......................   3,683,278
    1,005,000   Sungei Way Holdings Bhd ...........................   3,622,513
                                                                   ------------
                                                                     20,707,081
                                                                   ------------
                MEXICO: 8.2%
      739,398   Corporacion Industrial San Luis S.A. ..............   3,802,893
      209,500   Grupo Casa Autrey S.A. de C.V. (ADR) ..............   2,802,063
    6,135,000   Grupo Industrial Maseca S.A. de C.V. ..............   3,754,492
      202,900   Grupo Televisa S.A. (ADR) .........................   4,565,250
      341,500   Transportation Maritima Mexicana
                   S.A. de C.V. "L" (ADR) .........................   2,860,063
      587,100   Tubos De Acero De Mexico S.A. (ADR)2 ..............   4,109,700
                                                                   ------------
                                                                     21,894,461
                                                                   ------------
                PAKISTAN: 0.6%
      313,700   Pakistan Investment Fund, Inc. ....................   1,646,925
                                                                   ------------
                PHILIPPINES: 6.3%
    3,595,700   Ayala Land, Inc. "B" ..............................   4,390,019
   15,107,500   Filinvest Land Inc.2 ..............................   4,841,778
    4,574,650   International Container Terminal Service, Inc. ....   2,399,902
      214,000   Philippine Commercial International Bank1 .........   1,975,887
    6,315,000   Universal Robina Corporation ......................   3,132,201
                                                                   ------------
                                                                     16,739,787
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

Number of                                                              Value
 Shares                       Security                                (Note 1)
--------------------------------------------------------------------------------

                POLAND: 6.7%
      239,600   Bank Rozwoju Eksportu S.A. ........................$  3,646,510
       26,242   Bank Slaski S.A. ..................................   1,528,298
      116,100   Debica S.A. .......................................   1,752,808
    1,029,380   Elektrim Towarzystwo Handlowe S.A. ................   3,488,362
      447,900   Polifarb Cieszyn Wroclaw S.A. .....................   1,699,621
      209,400   Stomil Olsztyn S.A.2 ..............................   1,954,627
      148,400   Universal S.A. ....................................     421,591
       25,000   Wedel S.A. ........................................     826,907
       34,100   Zaklady Piwowarski w Zywcu S.A. ...................   2,352,679
                                                                   ------------
                                                                     17,671,403
                                                                   ------------
                PORTUGAL: 1.8%
      255,300   Portugal Telecom S.A. (ADR)2 ......................   4,797,527
                                                                   ------------
                RUSSIA: 1.5%
      829,700   Lukoil Holdings2 ..................................   3,974,263
                                                                   ------------

                SINGAPORE: 6.7%
      299,000   Development Bank of Singapore, Ltd. ...............   3,722,167
      259,000   Fraser & Neave, Ltd. ..............................   3,297,496
      233,000   Jurong Engineering, Ltd. ..........................   1,359,634
      324,000   Keppel Corporation, Ltd. ..........................   2,887,537
      224,000   Oversea-Chinese Banking Corporation, Ltd. .........   2,804,357
      534,000   Overseas Union Bank, Ltd. .........................   3,682,628
                                                                   ------------
                                                                     17,753,819
                                                                   ------------

                 SOUTH AFRICA: 6.8%
       16,000    Anglo American Corporation of
                     South Africa, Ltd. (ADR) .....................     969,000
      239,599    Anglo American Platinum (ADR)2 ...................   1,363,798
      261,800    Barlow, Ltd. (ADR) ...............................   3,714,288
      154,200    Liberty Life Association of Africa, Ltd. (ADR) ...   4,750,324
      244,700    Malbak, Ltd.1 ....................................   1,695,342
      259,400    Malbak, Ltd. .....................................   1,797,188
      223,462    Rustenburg Platinum Holdings, Ltd. (ADR) .........   3,677,939
                                                                   ------------
                                                                     17,967,879
                                                                   ------------

                 SOUTH KOREA: 2.3%
      100,000    Cho Hung Bank ....................................   1,164,110
       13,441    Kia Motors Corporation (ADR)1,2 ..................     312,503
       22,409    Korea Long Term Credit Bank ......................     632,664
       30,800    Pohang Iron & Steel Company, Ltd. ................   2,013,098
       20,200    Pohang Iron & Steel Company, Ltd. (ADR) ..........     441,875
       26,062    Sung Shin Cement Industrial Company, Ltd. ........     940,745
        7,000    Tae Young Corporation ............................     422,328
       11,201    Taihan Electric Wire Company .....................     303,237
                                                                   ------------
                                                                      6,230,560
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)

Number of
Shares or
principal                                                              Value
amount                        Security                                (Note 1)
--------------------------------------------------------------------------------

                TAIWAN: 2.0%
      256,125   Taiwan Fund, Inc. ................................. $ 5,250,563
                                                                   ------------
                THAILAND: 6.3%
      203,300   Bangkok Bank, Ltd. ................................   2,470,604
        2,700   Charoen Pokphand Feedmill Company, Ltd. ...........      13,189
      310,000   Matichon Public Company, Ltd. .....................   1,859,015
      269,000   Phatra Thanakit Company, Ltd. .....................   2,307,546
       88,000   Saha Pathanapibul Company, Ltd. ...................     164,257
      180,000   Siam City Cement Company, Ltd. ....................   2,816,521
      263,000   Thai Farmers Bank Public Company, Ltd .............   2,652,979
       54,000   The Siam Cement Company, Ltd. .....................   2,993,805
      213,000   Total Access Communication Plc1,2 .................   1,384,500
                                                                   ------------
                                                                     16,662,416
                                                                   ------------
                UNITED KINGDOM: 1.5%
      864,000   Antofagasta  Holdings Plc .........................   3,917,160
                                                                   ------------

                VENEZUELA: 0.7%
      410,400   Ceramanic Carobobo (ADR) ..........................     439,128
      146,280   Mantex S.A.C.A. (ADR) .............................     694,830
       92,933   Mavesa S.A. (ADR) 1 ...............................     348,499
      114,800   Mavesa S.A. (ADR) .................................     430,500
                                                                   ------------
                                                                      1,912,957
                                                                   ------------

                TOTAL COMMON STOCKS (cost $256,287,316) ........... 253,298,971
                                                                   ------------

                SHORT-TERM INVESTMENTS: 4.1%
   $8,000,000   Federal Home Loan Mortgage Corporation,
                    5.50%, due 1/12/96 ............................   7,998,778
    3,000,000   Federal Home Loan Mortgage Corporation,
                    6.25%, due 2/26/96 ............................   2,973,570
                                                                   ------------
                TOTAL SHORT-TERM INVESTMENTS (cost $10,972,925) ...  10,972,348
                                                                   ------------

                TOTAL INVESTMENTS: 99.5%
                     (cost $267,260,241+) (Note 1) ................ 264,271,319
                Other assets in excess of liabilities: 0.5% .......   1,273,134
                                                                   ------------
                TOTAL NET ASSETS: 100.0%
                     (equivalent to $10.70 per share
                     on 24,826,051 shares outstanding) ............$265,544,453
                                                                   ============

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)



Notes to Statement of Net Assets
1The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.




                                       Acquisition         Average Cost Per                     Percent of
          Issuer                          Date           Share/Principal Unit   Market Value    Net Assets
----------------------------------   -------------------- -------------------   ------------    ----------
Kia Motors  Corporation (ADR) ....    11-15-91 to 12-7-93       $30.06           $ 312,503         .12%
Mavesa S.A. (ADR) ................     2-15-94 to 6-6-94         10.82             348,499         .13%
Malbak, Ltd. .....................           7-25-95              1.66           1,695,342         .64%
Philippine Commercial
    International Bank ...........            8-4-95              8.30           1,975,887         .74%
Total Access Communications Plc ..           9-28-95              6.31           1,384,500         .52%
                                                                                ----------        -----
                                                                                $5,716,731        2.15%
                                                                                ==========        =====


Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase, but, pursuant to state regulations, the Fund's investment in such securities is effectively limited to 10%.

2Non-income producing securities.
 ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.


                             ___________________________


At December 31, 1995, the composition of the Fund's net assets by industry concentration was as follows:

(left column)

Banking/Financial Services .................. 16.8%
Capital Equipment ...........................  4.1%
Consumer (Durables) .........................  3.6%
Consumer (Non-Durables) ..................... 11.0%
Construction and Housing ....................  2.1%
Energy Sources/Utility ......................  1.5%
Financial Services ..........................  3.7%
Health Care .................................  1.9%
Materials ................................... 19.2%

(right column)

Merchandising ...............................  1.3%
Multi-Industry .............................. 13.2%
Real Estate .................................  4.6%
Services ....................................  5.4%
Telecommunications ..........................  4.4%
Trade .......................................  1.5%
Transportation ..............................  1.1%
U.S. Government Obligations .................  4.1%
Other assets ................................  0.5%
                                             ------
        Net Assets ..........................100.0%
                                             ======



    The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995



Assets

Investments in securities, at value
  (cost $267,260,241) (Note 1) .................................. $264,271,319
Cash ............................................................    2,678,772
Foreign currencies, at value (cost $487,347) ....................      487,511
Receivable for shares sold ......................................    7,674,853
Dividends receivable ............................................      265,613
Foreign taxes recoverable .......................................        2,462
                                                                  ------------
          Total Assets ..........................................  275,380,530
                                                                  ------------
Liabilities

Due to Lexington Management Corporation (Note 2) ................      486,373
Payable for shares redeemed .....................................    4,422,177
Payable for investment securities purchased .....................    3,966,921
Accrued expenses ................................................      737,877
Distributions payable ...........................................      222,729
                                                                  ------------
          Total Liabilities .....................................    9,836,077
                                                                  ------------

Net Assets (equivalent to $10.70 per share
   on 24,826,051 shares outstanding) (Note 3) ................... $265,544,453
                                                                  ============

Net Assets consist of:
Capital stock-authorized 100,000,000 shares,
  $1.00 par value per share ..................................... $ 24,826,051
Additional paid-in capital (Note 1) .............................  279,989,335
Distributions in excess of net investment income (Note 1) .......     (420,121)
Accumulated net realized loss on investments and foreign
  currency holdings (Notes 1 and 6) .............................  (35,860,265)
Net unrealized depreciation of investments and foreign
  currency holdings .............................................   (2,990,547)
                                                                  ------------
                                                                  $265,544,453
                                                                  ============

    The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Operations
Year ended December 31, 1995



Investment Income
Income
  Dividends ...................................... $ 6,002,960
  Interest .......................................   2,129,820
                                                   -----------
                                                     8,132,780
  Less: Foreign tax expense ......................     818,698
                                                   -----------
     Total investment income .....................                   7,314,082

Expenses
  Investment advisory fee (Note 2) ...............   2,837,412
  Accounting and shareholder
     services expense (Note 2) ...................     435,809
  Custodian and transfer agent expenses ..........   1,284,175
  Printing and mailing ...........................     400,754
  Directors' fees and expenses ...................      12,241
  Audit and Legal ................................      62,428
  Registration fees ..............................     113,318
  Computer processing fees .......................      22,604
  Other expenses .................................     172,164
                                                   -----------
      Total expenses .............................                   5,340,905
                                                                  ------------
           Net investment income .................                   1,973,177

Realized and Unrealized Gain (Loss) on
 Investments (Note 4)
  Realized loss on:
     Investments ................................. (33,525,989)
     Foreign currency transactions ...............    (224,850)
                                                   -----------
           Net realized loss .....................                 (33,750,839)

  Net change in unrealized appreciation
   (depreciation) on:
     Investments .................................  16,903,699
     Foreign currency translation of other
      assets and liabilities .....................      (2,503)
                                                   -----------
          Net change in unrealized appreciation ..                  16,901,196
                                                                  ------------
          Net realized and unrealized loss .......                 (16,849,643)
                                                                  ------------

Decrease in Net Assets Resulting from Operations .                $(14,876,466)
                                                                  ============


    The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994

                                                          1995          1994
                                                     ------------  ------------
Net investment income (loss) ....................... $  1,973,177   $  (174,837)
Net realized gain (loss) from security transactions.  (33,750,839)   11,472,267
Increase (decrease) in unrealized appreciation
 (depreciation) of investments and foreign
 currency holdings .................................   16,901,196   (62,458,378)
                                                     ------------  ------------
   Net decrease in net assets resulting
     from operations ...............................  (14,876,466)  (51,160,948)
Distributions to shareholders from net
 investment income .................................   (1,973,177)         -
Distributions to shareholders in excess of net
 investment income (Note 1) ........................     (195,271)         -
Distributions to shareholders from net realized
 gains from security transactions (Note 1) .........       (9,702)  (11,472,267)
Distributions to shareholders in excess of net
 realized gains from security
 transactions (Note 1) .............................           -     (2,117,189)
Increase (decrease) in net assets from
 capital share transactions (Note 3) ...............   (5,982,120)  122,858,778
                                                     ------------  ------------
          Net increase (decrease) in net assets ....  (23,036,736)   58,108,374

Net Assets
Beginning of period ................................  288,581,189   230,472,815
                                                     ------------  ------------
End of period ...................................... $265,544,453  $288,581,189
                                                     ============  ============

   The Notes to Financial Statements are an integral part of these statements.



Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994


1.  Significant Accounting Policies

Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets. The following is a summary of the significant accounting policies followed in the preparation of its financial statements:


    Securities Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded, on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices. Short-term securities are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Dividends are recorded on the ex-dividend date. Interest income is accrued as earned.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

1.  Significant Accounting Policies (continued)

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations.


    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31,
1995, $224,850 was reclassified from accumulated net realized loss on investments and foreign currencies to distributions in excess of net investment income. In addition, book and tax differences of $32,548 have been reclassified from accumulated net realized loss on investments to additional paid-in capital. Distributions in excess of net investment income reflect temporary book-tax differences. As of December 31, 1994, book and tax basis differences amounting to $132,316 have been reclassified from distributions in excess of net realized gains to additional paid-in capital. In addition $174,837 was reclassified from net investment loss to distributions in excess of net realized gains on investments. Accumulated net realized loss on investments reflect temporary book-tax differences arising from Internal Revenue Code Excise Tax distribution requirements and associated post-October loss deferral provisions, which effectively allow the deferral of net realized capital losses to the next tax year.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.


2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1% of average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.


3.  Capital Stock

Transactions in capital stock were as follows:
                                    Year ended                Year ended
                                 December 31, 1995         December 31, 1994
                            -------------------------  ------------------------
                               Shares        Amount      Shares        Amount
                            -----------  ------------  ----------  ------------
Shares sold ...............  22,479,065  $242,654,550  39,085,412  $521,337,885
Shares issued on
  reinvestment of
  dividends ...............     183,411     1,963,204   1,084,862    12,465,043
                            -----------  ------------  ----------  ------------
 ..........................  22,662,476   244,617,754  40,170,274   533,802,928
Shares redeemed ........... (23,001,849) (250,599,874)(31,509,363) (410,944,150)
                            -----------  ------------  ----------  ------------
  Net increase (decrease) .    (339,373)  $(5,982,120)  8,660,911  $122,858,778
                            ===========  ============  ==========  ============

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)


4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, excluding short-term securities, were $289,286,823 and $227,931,120, respectively.

At December 31, 1995 aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $25,824,307 and aggregate gross unrealized depreciation for which there is an excess of tax cost over value amounted to $28,814,854.


5.  Investment Risks

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts.


6.  Federal Income Taxes-Capital Loss Carryforwards

Capital loss carryforwards available for federal income tax purposes as of December 31, 1995 are approximately $34,104,140 expiring in 2003.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

Treasury regulations were issued in early 1990 which provide that capital losses incurred after October 31 of a fund's taxable year can be deemed to have occurred on the first day of the following year (i.e.: January 1). The regulations indicate that a fund may elect to retroactively apply these rules for purposes of computing taxable income. Accordingly, the 1995 post-October losses of $1,756,125 have been deemed to have occured in 1996 for federal income tax purposes.

Lexington Worldwide Emerging Markets Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period: 1

                                           Year ended December 31,
                                    -------------------------------------------
                                      1995    1994     1993     1992      1991
                                      ----    ----     ----     ----      ----
Net asset value, beginning
 of period .......................  $11.47   $13.96   $ 8.66   $ 9.03    $ 8.56
                                    ------   ------   ------   ------    ------
Income (loss) from investment
 operations:
  Net investment income (loss) ...     .08     (.01)     .05      .07       .09
Net realized and unrealized gain
 (loss) on investments ...........    (.76)   (1.92)    5.43      .27      1.97
                                    ------   ------   ------   ------    ------
Total income (loss) from
 investment operations ...........    (.68)   (1.93)    5.48      .34      2.06
                                    ------   ------   ------   ------    ------

Less distributions:
  Dividends from net investment
    income .......................    (.08)      -      (.01)    (.11)     (.11)
  Distributions in excess of net
    investment income (temporary
    book-tax difference) .........    (.01)      -         -        -         -

  Distributions from capital gains       -    (.47)     (.17)    (.60)    (1.48)
  Distributions in excess of
    capital gains (temporary
    book-tax difference) .........       -    (.09)        -        -         -
                                    ------   ------   ------   ------    ------
Total distributions ..............    (.09)   (.56)     (.18)    (.71)    (1.59)
                                    ------   ------   ------   ------    ------
Net asset value, end of period ...  $10.70   $11.47   $13.96   $ 8.66    $ 9.03
                                    ======   ======   ======   ======    ======

Total return .....................   (5.93%)  13.81%)  63.37%    3.77%    24.19%
Ratio to average net assets:
  Expenses .......................    1.88%    1.65%    1.64%    1.89%     1.97%
Net investment income (loss) .....     .70%    (.06%)    .21%     .75%      .79%
Portfolio turnover ...............   92.85%   79.56%   38.35%   91.27%   112.03%
Net assets at end of period
 (000's omitted) ................ $265,544 $288,581 $230,473  $30,021   $25,060

________
1Effective June 17, 1991 the Fund changed its name and investment objective from Lexington Growth Fund, Inc. to Lexington Worldwide Emerging Markets Fund, Inc.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP
New York, New York
January 29, 1996

Lexington
Worldwide Emerging Markets Fund, Inc.

Investment Adviser
-------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
-------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


   ------------------------------------------
    All shareholder requests for services of any kind should be sent to:

    Transfer Agent
   ------------------------------------------


    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    1004 Baltimore
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052
   ------------------------------------------



-------------------------------------------------------------
(800) 526-0052
                          "LEXLINE"
          24 hour toll-free telephone access to your
                   Lexington Fund account
          Price/Yield * Account Balances * Exchanges *
  Last Transactions * Total Return * Duplicate Statements
-------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Worldwide Emerging Markets Fund,
Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                                  -----------
                                   LEXINGTON
                                  -----------









                                    LEXINGTON
                                    WORLDWIDE
                                    EMERGING
                                     MARKETS
                                    FUND, INC.


                        ---------------------------------

                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.
                        ---------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1995

                               The Lexington Group
                                   of No Load
                              Investment Companies
                        ---------------------------------